CONTACT:  David P. Williams

(513) 762-6901

Chemed Reports Fourth-Quarter 2022 Results

CINCINNATI, February 23, 2023—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2022, versus the comparable prior-year period, as follows:

Consolidated operating results:

•	Revenue increased 1.0% to $547 million
•	GAAP Diluted Earnings-per-Share (EPS) of $4.13
•	Adjusted Diluted EPS of $5.39, an increase of 2.7%

VITAS segment operating results:

•	Net Patient Revenue of $308 million, a decline of 2.5%
•	Average Daily Census (ADC) of 17,434, a decline of 2.8%
•	Admissions of 14,829, a decline of 8.7%
•	Net Income, excluding certain discrete items, of $44.2 million, a decline of 11.1%
•	Adjusted EBITDA, excluding Medicare Cap, of $61.7 million, a decline of 11.1%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 19.8%, a decrease of 189-basis points

Roto-Rooter segment operating results:

•	Revenue of $239 million, an increase of 6.1%
•	Net Income, excluding certain discrete items, of $49.3 million, an increase of 11.4%
•	Adjusted EBITDA of $69.3 million, an increase of 11.4%
•	Adjusted EBITDA margin of 29.0%, an increase of 138-basis points

VITAS

VITAS net revenue was $308 million in the fourth quarter of 2022, which is a decline of 2.5%, when compared to the prior year period.  This revenue decline is comprised primarily of a 2.8% reduction in days-of-care and a geographically weighted average Medicare reimbursement rate increase of approximately 3.2%, partially offset by 200-basis points as a result of CMS reimplementing the 2% sequestration cut that was suspended at the start of the pandemic in 2020.  Acuity mix shift had a net impact of reducing revenue approximately $1.8 million, or 0.6%, in the quarter when compared to the prior-year revenue and level-of-care mix.  The combination of Medicare Cap and other contra revenue changes negatively impacted revenue growth by 30-basis points.

In the fourth quarter of 2022, VITAS accrued $2.7 million in Medicare Cap billing limitations.  This compares to a $3.0 million Medicare Cap billing limitation in the fourth quarter of 2021.

Of VITAS’ 30 Medicare provider numbers, 25 provider numbers have a Medicare Cap cushion of 10% or greater, one provider number has a cushion between 5% and 10%, and four provider numbers have a trailing 12-month billing limitation liability.

Average revenue per patient per day in the fourth quarter of 2022 was $197.39 which, including acuity mix shift, is 58-basis points above the prior-year period. Reimbursement for routine home care and high acuity care averaged $173.53 and $1,040.03, respectively.  During the quarter, high acuity days-of-care were 2.7% of total days of care, 14-basis points below the prior-year quarter.

The fourth quarter 2022 gross margin, excluding Medicare Cap and the hiring and retention bonus program, was 26.9%.  This is a 135-basis point margin decline when compared to the fourth quarter of 2021. VITAS has increased licensed healthcare staff by 275 since the inception of the retention program on July 1, 2022.  This higher staffing  increased aggregate cost of sales in the quarter by approximately $4.4 million.  Excluding this capacity expansion, fourth quarter 2022 gross margins would have reflected a modest margin improvement when compared to the prior year quarter.

Selling, general and administrative expenses were $22.0 million in the fourth quarter of 2022 and compares to $21.5 million incurred in the prior-year quarter.  Adjusted EBITDA, excluding Medicare Cap, totaled $61.7 million in the quarter, a decrease of 11.1%.  Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 19.8%, which is 189-basis points below the prior-year period.  This Adjusted EBITDA margin was also negatively impacted by 200-basis points for the reimplementation of sequestration and approximately 141-basis points due to increased staffing and patient capacity from VITAS’ hiring and retention program.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $239 million in the fourth quarter of 2022, an increase of 6.1%, when compared to the prior-year quarter.

Roto-Rooter branch commercial revenue in the quarter totaled $58.6 million, an increase of 8.7%, over the prior year.  This aggregate commercial revenue growth consisted of drain cleaning revenue increasing 5.5%, plumbing increasing 13.8%, excavation increasing 5.1%, and water restoration increasing 27.3%.

Roto-Rooter branch residential revenue in the quarter totaled $159 million, an increase of 5.0%, over the prior-year period.  This aggregate residential revenue growth consisted of drain cleaning decreasing 2.1%, plumbing expanding 7.0%, excavation expanding 4.9%, and water restoration increasing 13.2%.

Roto-Rooter’s gross margin in the quarter was 53.0%, a 68-basis point increase when compared to the fourth quarter of 2021.  Adjusted EBITDA in the fourth quarter of 2022 totaled $69.3 million, an increase of 11.4%.  The Adjusted EBITDA margin in the quarter was 29.0%, which is a 138-basis point improvement when compared to the prior year.

Chemed Consolidated

As of December 31, 2022, Chemed had total cash and cash equivalents of $74.1 million and $97.5 million of current and long-term debt.

In June 2022, Chemed entered into a five-year $550 million Amended and Restated Credit Agreement (Credit Agreement).  This Credit Agreement consists of a $100 million amortizable term loan and a $450 million revolving credit facility. The interest rate on this Credit Agreement has a floating rate that is currently SOFR plus 100-basis points.  On December 31, 2022, the Company had approximately $405 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 25,000 shares of Chemed stock for $13.0 million which equates to a cost per share of $519.00.  As of December 31, 2022, there was approximately $88 million of remaining share repurchase authorization under its plan.

Guidance for 2023

VITAS 2023 revenue, prior to Medicare Cap, is estimated to increase 6.0% to 7.0% when compared to 2022.  Forecasted revenue growth is negatively impacted by 75-basis points as a result of the sequestration relief in the first half of 2022 compared to a full year of sequestration in 2023.  ADC is estimated to increase 3.5% to 4.0%, with the majority of this census growth in the second half of 2023 as increased staffing and operational capacity generates increased census.  Full year adjusted EBITDA margin, prior to Medicare Cap and accrued retention bonuses related to the hiring initiatives announced last year, is estimated to be 16.3% to 16.6%.  We are currently estimating $11 million for Medicare Cap billing limitations in calendar year 2023.

Roto-Rooter is forecasted to achieve full-year 2023 revenue growth of 5.0% to 5.5%. Roto-Rooter’s adjusted EBITDA margin for 2023 is expected to be 29.3% to 29.5%.

Based upon the above, full-year 2023 earnings per diluted share, excluding non-cash expense for stock options, tax benefits from stock option exercises, costs related to litigation, retention program for licensed healthcare employees, and other discrete items, is estimated to be in the range of $20.75 to $21.10.  Current 2023 guidance assumes an effective corporate tax rate on adjusted earnings of 25.1% and a diluted share count of 15.0 million shares.  Chemed’s 2022 reported adjusted earnings per diluted share was $19.75.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Friday February 24, 2023, to discuss the company's quarterly results and to provide an update on its business. Participants may access a live webcast of the conference call through the investor relations section of Chemed’s website, Investor Relations Home | Chemed Corporation or the hosting website   https://edge.media-server.com/mmc/p/rvyepdf9.

Participants may also register via teleconference at:

https://register.vevent.com/register/BIa68c5dbaf8b34e36b34d624d6cd5cc4a.  Once registration is completed, participants will be provided with a dial-in number containing a personalized conference code to access the call. All participants are instructed to dial-in 15 minutes prior to the start time.

A  taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. You may access the replay via webcast through the investor relations section of Chemed’s website.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 17,300 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
Service revenues and sales	$546,654	$540,978	2,134,963	$2,139,261
Cost of services provided and goods sold	349,570	336,328	1,369,877	1,369,458
Selling, general and administrative expenses (aa)	96,928	92,073	358,727	366,727
Depreciation	12,096	11,840	49,102	49,011
Amortization	2,512	2,510	10,070	10,040
Other operating expense	4,221	198	3,691	987
Total costs and expenses	465,327	442,949	1,791,467	1,796,223
Income from operations	81,327	98,029	343,496	343,038
Interest expense	(1,601)	(525)	(4,584)	(1,868)
Other (expense)/income--net (bb)	2,674	(1,377)	(9,233)	9,144
Income before income taxes	82,400	96,127	329,679	350,314
Income taxes	(20,274)	(21,502)	(80,055)	(81,764)
Net income	$62,126	$74,625	$249,624	$268,550
Earnings Per Share
Net income	$4.17	$4.89	$16.72	$17.14
Average number of shares outstanding	14,913	15,266	14,929	15,671
Diluted Earnings Per Share
Net income	$4.13	$4.81	$16.53	$16.85
Average number of shares outstanding	15,052	15,513	15,099	15,938

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$91,779	$89,875	$360,896	$349,250
Market value adjustments related to deferred
compensation trusts	2,226	(1,460)	(9,970)	8,310
Long-term incentive compensation	2,923	3,658	7,801	9,167
Total SG&A expenses	$96,928	$92,073	$358,727	$366,727

(bb) Other (expense)/income--net comprises (in thousands):
	Three Months Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
Market value adjustments related to deferred
compensation trusts	$2,226	$(1,460)	$(9,970)	$8,310
Interest income	65	89	355	377
Other	383	(6)	382	457
Total other (expense)/income--net	$2,674	$(1,377)	$(9,233)	$9,144

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	December 31,
	2022	2021
Assets
Current assets
Cash and cash equivalents	$74,126	$32,895
Accounts receivable less allowances	139,408	137,217
Inventories	10,272	10,109
Prepaid income taxes	18,515	17,377
Prepaid expenses	30,291	32,688
Total current assets	272,612	230,286
Investments of deferred compensation plans held in trust	93,196	98,884
Properties and equipment, at cost less accumulated depreciation	199,714	193,680
Lease right of use asset	135,662	125,048
Identifiable intangible assets less accumulated amortization	99,726	108,096
Goodwill	581,295	578,591
Other assets	59,807	8,138
Total Assets	$1,442,012	$1,342,723
Liabilities
Current liabilities
Accounts payable	$41,884	$73,024
Current portion of long-term debt	5,000	-
Income taxes	-	41
Accrued insurance	58,515	55,918
Accrued compensation	87,350	95,598
Accrued legal	4,456	872
Short-term lease liability	38,996	37,913
Other current liabilities	61,004	39,033
Total current liabilities	297,205	302,399
Deferred income taxes	38,613	23,183
Long-term debt	92,500	185,000
Deferred compensation liabilities	92,330	98,597
Long-term lease liability	110,513	100,629
Other liabilities	12,136	9,642
Total Liabilities	643,297	719,450
Stockholders' Equity
Capital stock	36,796	36,514
Paid-in capital	1,149,899	1,044,341
Retained earnings	2,197,918	1,970,311
Treasury stock, at cost	(2,588,145)	(2,430,094)
Deferred compensation payable in Company stock	2,247	2,201
Total Stockholders' Equity	798,715	623,273
Total Liabilities and Stockholders' Equity	$1,442,012	$1,342,723

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended December 31,
	2022	2021
Cash Flows from Operating Activities
Net income	$249,624	$268,550
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	59,172	59,051
Stock option expense	26,254	22,502
Deferred payroll taxes	(18,175)	(18,175)
Provision for deferred income taxes	14,827	2,400
Noncash long-term incentive compensation	6,188	7,745
Litigation settlements/(payments)	4,000	(9,440)
Noncash directors' compensation	1,170	1,173
Amortization of debt issuance costs	342	306
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Increase in accounts receivable	(2,414)	(8,431)
Increase in inventories	(162)	(3,014)
Decrease/(increase) in prepaid expenses	2,397	(6,511)
Increase in accounts payable and
other current liabilities	15,343	9,832
Change in current income taxes	(996)	(20,401)
Net change in lease assets and liabilities	1,471	(44)
Increase in other assets	(45,779)	(10,305)
(Decrease)/increase in other liabilities	(3,350)	12,074
Other (uses)/sources	(26)	1,285
Net cash provided by operating activities	309,886	308,597
Cash Flows from Investing Activities
Capital expenditures	(57,325)	(58,675)
Business combinations, net of cash acquired	(3,529)	-
Proceeds from sale of fixed assets	2,330	904
Other (uses)/sources	(878)	14
Net cash used by investing activities	(59,402)	(57,757)
Cash Flows from Financing Activities
Payments on revolving line of credit	(306,800)	(25,300)
Proceeds from revolving line of credit	121,800	210,300
Proceeds from other long-term debt	100,000	-
Payments on other long-term debt	(2,500)	-
Purchases of treasury stock	(114,515)	(576,042)
Proceeds from exercise of stock options	44,968	35,848
Dividends paid	(22,017)	(22,016)
Capital stock surrendered to pay taxes on stock-based compensation	(15,611)	(15,129)
Change in cash overdrafts payable	(11,884)	11,884
Debt issuance costs	(1,586)	-
Other uses	(1,108)	(165)
Net cash used by financing activities	(209,253)	(380,620)
Increase/(decrease) in Cash and Cash Equivalents	41,231	(129,780)
Cash and cash equivalents at beginning of year	32,895	162,675
Cash and cash equivalents at end of year	$74,126	$32,895

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2022 AND 2021
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2022 (a)
Service revenues and sales	$308,059	$238,595	$-	$546,654
Cost of services provided and goods sold	237,333	112,237	-	349,570
Selling, general and administrative expenses	22,005	57,096	17,827	96,928
Depreciation	5,061	7,017	18	12,096
Amortization	26	2,486	-	2,512
Other operating expense/(income)	4,266	(45)	-	4,221
Total costs and expenses	268,691	178,791	17,845	465,327
Income/(loss) from operations	39,368	59,804	(17,845)	81,327
Interest expense	(31)	(76)	(1,494)	(1,601)
Intercompany interest income/(expense)	4,720	2,594	(7,314)	-
Other income—net	417	31	2,226	2,674
Income/(loss) before income taxes	44,474	62,353	(24,427)	82,400
Income taxes	(10,800)	(14,829)	5,355	(20,274)
Net income/(loss)	$33,674	$47,524	$(19,072)	$62,126

2021 (b)
Service revenues and sales	$316,112	$224,866	$-	$540,978
Cost of services provided and goods sold	229,023	107,305	-	336,328
Selling, general and administrative expenses	21,491	56,246	14,336	92,073
Depreciation	5,365	6,456	19	11,840
Amortization	18	2,492	-	2,510
Other operating expense/(income)	221	(23)	-	198
Total costs and expenses	256,118	172,476	14,355	442,949
Income/(loss) from operations	59,994	52,390	(14,355)	98,029
Interest expense	(31)	(132)	(362)	(525)
Intercompany interest income/(expense)	4,601	2,064	(6,665)	-
Other income/(expense)—net	58	26	(1,461)	(1,377)
Income/(loss) before income taxes	64,622	54,348	(22,843)	96,127
Income taxes	(15,621)	(12,519)	6,638	(21,502)
Net income/(loss)	$49,001	$41,829	$(16,205)	$74,625

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2022 (a)
Service revenues and sales	$1,201,564	$933,399	$-	$2,134,963
Cost of services provided and goods sold	931,861	438,016	-	1,369,877
Selling, general and administrative expenses	89,187	222,257	47,283	358,727
Depreciation	21,955	27,075	72	49,102
Amortization	101	9,969	-	10,070
Other operating expense	3,337	354	-	3,691
Total costs and expenses	1,046,441	697,671	47,355	1,791,467
Income/(loss) from operations	155,123	235,728	(47,355)	343,496
Interest expense	(172)	(396)	(4,016)	(4,584)
Intercompany interest income/(expense)	18,901	9,345	(28,246)	-
Other income/(expense)—net	600	138	(9,971)	(9,233)
Income/(loss) before income taxes	174,452	244,815	(89,588)	329,679
Income taxes	(43,000)	(58,695)	21,640	(80,055)
Net income/(loss)	$131,452	$186,120	$(67,948)	$249,624

2021 (b)
Service revenues and sales	$1,261,246	$878,015	$-	$2,139,261
Cost of services provided and goods sold	953,420	416,038	-	1,369,458
Selling, general and administrative expenses	87,585	215,036	64,106	366,727
Depreciation	23,114	25,816	81	49,011
Amortization	71	9,969	-	10,040
Other operating expense	876	111	-	987
Total costs and expenses	1,065,066	666,970	64,187	1,796,223
Income/(loss) from operations	196,180	211,045	(64,187)	343,038
Interest expense	(160)	(595)	(1,113)	(1,868)
Intercompany interest income/(expense)	18,125	7,180	(25,305)	-
Other income—net	712	123	8,309	9,144
Income/(loss) before income taxes	214,857	217,753	(82,296)	350,314
Income taxes	(52,426)	(51,420)	22,082	(81,764)
Net income/(loss)	$162,431	$166,333	$(60,214)	$268,550

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2022 AND 2021
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2022
Net income/(loss)	$33,674	$47,524	$(19,072)	$62,126
Add/(deduct):
Interest expense	31	76	1,494	1,601
Income taxes	10,800	14,829	(5,355)	20,274
Depreciation	5,061	7,017	18	12,096
Amortization	26	2,486	-	2,512
EBITDA	49,592	71,932	(22,915)	98,609
Add/(deduct):
Intercompany interest expense/(income)	(4,720)	(2,594)	7,314	-
Interest (income)/expense	(36)	(30)	1	(65)
Licensed healthcare retention bonus	10,075	-	-	10,075
Stock option expense	-	-	6,911	6,911
Litigation settlements	4,000	-	-	4,000
Long-term incentive compensation	-	-	2,923	2,923
Adjusted EBITDA	$58,911	$69,308	$(5,766)	$122,453

2021
Net income/(loss)	$49,001	$41,829	$(16,205)	$74,625
Add/(deduct):
Interest expense	31	132	362	525
Income taxes	15,621	12,519	(6,638)	21,502
Depreciation	5,365	6,456	19	11,840
Amortization	18	2,492	-	2,510
EBITDA	70,036	63,428	(22,462)	111,002
Add/(deduct):
Intercompany interest expense/(income)	(4,601)	(2,064)	6,665	-
Interest income	(63)	(26)	-	(89)
Stock option expense	-	-	6,159	6,159
Long-term incentive compensation	-	-	3,659	3,659
Direct costs related to COVID-19	959	884	-	1,843
Adjusted EBITDA	$66,331	$62,222	$(5,979)	$122,574

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2022
Net income/(loss)	$131,452	$186,120	$(67,948)	$249,624
Add/(deduct):
Interest expense	172	396	4,016	4,584
Income taxes	43,000	58,695	(21,640)	80,055
Depreciation	21,955	27,075	72	49,102
Amortization	101	9,969	-	10,070
EBITDA	196,680	282,255	(85,500)	393,435
Add/(deduct):
Intercompany interest expense/(income)	(18,901)	(9,345)	28,246	-
Interest (income)/expense	(218)	(138)	1	(355)
Stock option expense	-	-	26,254	26,254
Licensed healthcare retention bonus	19,634	-	-	19,634
Long-term incentive compensation	-	-	7,801	7,801
Litigation settlements	4,000	-	-	4,000
Direct costs related to COVID-19	310	988	89	1,387
Medicare cap sequestration adjustment	138	-	-	138
Adjusted EBITDA	$201,643	$273,760	$(23,109)	$452,294
2021
Net income/(loss)	$162,431	$166,333	$(60,214)	$268,550
Add/(deduct):
Interest expense	160	595	1,113	1,868
Income taxes	52,426	51,420	(22,082)	81,764
Depreciation	23,114	25,816	81	49,011
Amortization	71	9,969	-	10,040
EBITDA	238,202	254,133	(81,102)	411,233
Add/(deduct):
Intercompany interest expense/(income)	(18,125)	(7,180)	25,305	-
Interest income	(253)	(124)	-	(377)
Stock option expense	-	-	22,502	22,502
Direct costs related to COVID-19	16,296	2,435	38	18,769
Long-term incentive compensation	-	-	9,167	9,167
Litigation settlements	-	(98)	-	(98)
Other	-	-	218	218
Adjusted EBITDA	$236,120	$249,166	$(23,872)	$461,414

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
Net income as reported	$62,126	$74,625	$249,624	$268,550
Add/(deduct) pre-tax cost of:
Stock option expense	6,911	6,159	26,254	22,502
Licensed healthcare worker retention bonus	10,075	-	19,634	-
Amortization of reacquired franchise agreements	2,352	2,352	9,408	9,408
Long-term incentive compensation	2,923	3,659	7,801	9,167
Litigation settlements	4,000	-	4,000	(98)
Direct costs related to COVID-19	-	1,843	1,387	18,769
Medicare cap sequestration adjustment	-	-	138	-
Facility relocation expenses	-	-	-	1,855
Other	-	-	-	218
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(5,710)	(2,606)	(14,062)	(12,480)
Excess tax benefits on stock compensation	(1,538)	(4,579)	(5,928)	(9,884)
Adjusted net income	$81,139	$81,453	$298,256	$308,007

Diluted Earnings Per Share As Reported
Net income	$4.13	$4.81	$16.53	$16.85
Average number of shares outstanding	15,052	15,513	15,099	15,938

Adjusted Diluted Earnings Per Share
Adjusted net income	$5.39	$5.25	$19.75	$19.33
Average number of shares outstanding	15,052	15,513	15,099	15,938

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

Three Months Ended December 31,			For the Years Ended December 31,
OPERATING STATISTICS	2022	2021	2022	2021
Net revenue ($000) (c)
Homecare	$267,691	$272,949	$1,039,211	$1,069,766
Inpatient	26,647	27,291	102,361	113,187
Continuous care	19,284	20,680	77,000	94,338
Other	2,977	2,902	12,438	12,142
Subtotal	$316,599	$323,822	$1,231,010	$1,289,433
Room and board, net	(2,778)	(2,609)	(9,574)	(10,060)
Contractual allowances	(3,012)	(2,101)	(12,004)	(11,530)
Medicare cap allowance	(2,750)	(3,000)	(7,868)	(6,597)
Net Revenue	$308,059	$316,112	$1,201,564	$1,261,246
Net revenue as a percent of total before Medicare cap allowance
Homecare	84.6%	84.3%	84.4%	83.0%
Inpatient	8.4	8.4	8.3	8.8
Continuous care	6.1	6.4	6.3	7.3
Other	0.9	0.9	1.0	0.9
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.9)	(0.9)	(0.8)	(0.8)
Contractual allowances	(0.9)	(0.6)	(1.0)	(0.9)
Medicare cap allowance	(0.9)	(0.9)	(0.6)	(0.5)
Net Revenue	97.3%	97.6%	97.6%	97.8%
Days of care
Homecare	1,289,067	1,338,955	5,086,021	5,347,170
Nursing home	264,895	257,416	1,036,816	993,322
Respite	5,807	5,894	23,905	21,403
Subtotal routine homecare and respite	1,559,769	1,602,265	6,146,742	6,361,895
Inpatient	24,254	25,556	95,431	107,685
Continuous care	19,909	22,154	81,890	101,539
Total	1,603,932	1,649,975	6,324,063	6,571,119

Number of days in relevant time period	92	92	365	365
Average daily census ("ADC") (days)
Homecare	14,012	14,554	13,934	14,649
Nursing home	2,879	2,798	2,841	2,721
Respite	63	64	65	59
Subtotal routine homecare and respite	16,954	17,416	16,840	17,429
Inpatient	264	278	261	295
Continuous care	216	241	224	279
Total	17,434	17,935	17,325	18,003
Total Admissions	14,829	16,250	60,774	68,823
Total Discharges	14,862	16,684	60,930	69,411
Average length of stay (days)	103.9	97.9	104.6	95.7
Median length of stay (days)	16.0	15.0	16.0	13.0
ADC by major diagnosis
Cerebro	41.0%	36.5%	39.8%	36.7%
Neurological	20.3	23.0	21.2	22.6
Cancer	10.7	11.5	10.9	11.9
Cardio	15.7	15.6	15.7	15.5
Respiratory	7.2	7.5	7.3	7.5
Other	5.1	5.9	5.1	5.8
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	25.6%	22.5%	24.6%	21.5%
Neurological	11.0	12.7	12.3	12.3
Cancer	26.7	26.6	26.3	26.9
Cardio	15.3	14.8	14.9	14.5
Respiratory	10.5	11.0	10.3	10.9
Other	10.9	12.4	11.6	13.9
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.0%	0.7%	1.0%	0.9%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	38.1	33.8	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	28.0	28.1	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2022 AND 2021
(unaudited)

(a)	Included in the results of operations for 2022 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended December 31, 2022
		VITAS	Roto-Rooter	Corporate	Consolidated

	Licensed healthcare worker retention bonus	$(10,075)	$-	$-	$(10,075)
	Stock option expense	-	-	(6,911)	(6,911)
	Litigation settlements	(4,000)	-	-	(4,000)
	Long-term incentive compensation	-	-	(2,923)	(2,923)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Pretax impact on earnings	(14,075)	(2,352)	(9,834)	(26,261)
	Excess tax benefits on stock compensation	-	-	1,538	1,538
	Income tax benefit on the above	3,575	623	1,512	5,710
	After-tax impact on earnings	$(10,500)	$(1,729)	$(6,784)	$(19,013)

		For the Year Ended December 31, 2022
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(26,254)	$(26,254)
	Licensed healthcare worker retention bonus	(19,634)	-	-	(19,634)
	Amortization of reacquired franchise agreements	-	(9,408)	-	(9,408)
	Long-term incentive compensation	-	-	(7,801)	(7,801)
	Litigation settlements	(4,000)	-	-	(4,000)
	Direct costs related to COVID-19	(310)	(988)	(89)	(1,387)
	Medicare cap sequestration adjustment	(138)	-	-	(138)
	Pretax impact on earnings	(24,082)	(10,396)	(34,144)	(68,622)
	Excess tax benefits on stock compensation	-	-	5,928	5,928
	Income tax benefit on the above	6,117	2,755	5,190	14,062
	After-tax impact on earnings	$(17,965)	$(7,641)	$(23,026)	$(48,632)

(b)	Included in the results of operations for 2021 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended December 31, 2021
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(6,159)	$(6,159)
	Long-term incentive compensation	-	-	(3,659)	(3,659)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Direct costs related to COVID-19	(959)	(884)	-	(1,843)
	Pretax impact on earnings	(959)	(3,236)	(9,818)	(14,013)
	Excess tax benefits on stock compensation	-	-	4,579	4,579
	Income tax benefit on the above	243	859	1,504	2,606
	After-tax impact on earnings	$(716)	$(2,377)	$(3,735)	$(6,828)

		For the Year Ended December 31, 2021
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(22,502)	$(22,502)
	Direct costs related to COVID-19	(16,297)	(2,434)	(38)	(18,769)
	Amortization of reacquired franchise agreements	-	(9,408)	-	(9,408)
	Long-term incentive compensation	-	-	(9,167)	(9,167)
	Facility relocation expenses	(1,855)	-	-	(1,855)
	Litigation settlements	-	98	-	98
	Other	-	-	(218)	(218)
	Pretax impact on earnings	(18,152)	(11,744)	(31,925)	(61,821)
	Excess tax benefits on stock compensation	-	-	9,884	9,884
	Income tax benefit on the above	4,611	3,112	4,757	12,480
	After-tax impact on earnings	$(13,541)	$(8,632)	$(17,284)	$(39,457)

(c)

VITAS has 9 large (greater than 450 ADC), 14 medium (greater than 200 but less than 450 ADC) and 27 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers, for the current cap year, 23 provider numbers have a Medicare cap cushion of greater than 10%, two provider numbers have a Medicare cap cushion between 5% and 10% and five provider numbers have a Medicare cap liability.